UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 9, 2008
CNA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 S. Wabash, Chicago, Illinois (Address of principal executive offices)		60604 (Zip Code)
Registrant’s telephone number, including area code (312) 822-5000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 9, 2008, Registrant issued a press release announcing the appointment of Larry A. Haefner as Chief Actuary of its insurance subsidiaries. The press release further disclosed that Michael Fusco, Executive Vice President & Chief Actuary of Registrant’s insurance subsidiaries, would be resigning from the position of Chief Actuary after a brief transition period. Mr. Fusco’s resignation will be effective on May 1, 2008. The press release is furnished as Exhibit 99.1 to this Form 8-K report.
ITEM 9.01 Financial Statements and Exhibits.
(c) Exhibits:

Exhibit No.	Description

99.1	CNA Financial Corporation press release, issued April 9, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA FINANCIAL CORPORATION
(Registrant)

/s/ D. Craig Mense
(Signature)
By: D. Craig Mense Its: Executive Vice President and Chief Financial Officer

Dated: April 9, 2008